Exhibit 24.1
POWER OF ATTORNEY
     WHEREAS, Chevron Corporation, a Delaware corporation (the “Corporation”), contemplates filing with the Securities and Exchange Commission in Washington, D.C., under the provisions of the Securities Act of 1933, as amended, and the regulations promulgated thereunder, a Registration Statement on Form S-3 (and any and all amendments thereto, including post-effective amendments);
     WHEREAS, the undersigned is an officer or director, or both, of the Corporation;
     NOW, THEREFORE, the undersigned hereby constitutes and appoints LYDIA I. BEEBE, CHRISTOPHER A. BUTNER, KARI H. ENDRIES, and PATRICIA L. TAI, or any of them, his or her attorneys-in-fact and agents, with full power of substitution and resubstitution, for such person and in his or her name, place and stead, in any and all capacities, to sign the aforementioned Registration Statement (and any and all amendments thereto, including post-effective amendments) and to file the same, with all exhibits thereto, and other documents in connection therewith, with the Securities and Exchange Commission, granting unto said attorneys-in-fact and agents full power and authority to do and perform each and every act and thing requisite and necessary to be done in and about the premises, as fully as to all intents and purposes he or she might or could do in person, hereby ratifying and confirming all that said attorneys-in-fact and agents, or their substitutes, may lawfully do and cause to be done by virtue hereof.
     IN WITNESS WHEREOF, the undersigned has hereunto set his or her hand this 19 day of February, 2010.

/s/ John S. Watson

POWER OF ATTORNEY
     WHEREAS, Chevron Corporation, a Delaware corporation (the “Corporation”), contemplates filing with the Securities and Exchange Commission in Washington, D.C., under the provisions of the Securities Act of 1933, as amended, and the regulations promulgated thereunder, a Registration Statement on Form S-3 (and any and all amendments thereto, including post-effective amendments);
     WHEREAS, the undersigned is an officer or director, or both, of the Corporation;
     NOW, THEREFORE, the undersigned hereby constitutes and appoints LYDIA I. BEEBE, CHRISTOPHER A. BUTNER, KARI H. ENDRIES, and PATRICIA L. TAI, or any of them, his or her attorneys-in-fact and agents, with full power of substitution and resubstitution, for such person and in his or her name, place and stead, in any and all capacities, to sign the aforementioned Registration Statement (and any and all amendments thereto, including post-effective amendments) and to file the same, with all exhibits thereto, and other documents in connection therewith, with the Securities and Exchange Commission, granting unto said attorneys-in-fact and agents full power and authority to do and perform each and every act and thing requisite and necessary to be done in and about the premises, as fully as to all intents and purposes he or she might or could do in person, hereby ratifying and confirming all that said attorneys-in-fact and agents, or their substitutes, may lawfully do and cause to be done by virtue hereof.
     IN WITNESS WHEREOF, the undersigned has hereunto set his or her hand this 19 day of February, 2010.

/s/ George L. Kirkland

POWER OF ATTORNEY
     WHEREAS, Chevron Corporation, a Delaware corporation (the “Corporation”), contemplates filing with the Securities and Exchange Commission in Washington, D.C., under the provisions of the Securities Act of 1933, as amended, and the regulations promulgated thereunder, a Registration Statement on Form S-3 (and any and all amendments thereto, including post-effective amendments);
     WHEREAS, the undersigned is an officer or director, or both, of the Corporation;
     NOW, THEREFORE, the undersigned hereby constitutes and appoints LYDIA I. BEEBE, CHRISTOPHER A. BUTNER, KARI H. ENDRIES, and PATRICIA L. TAI, or any of them, his or her attorneys-in-fact and agents, with full power of substitution and resubstitution, for such person and in his or her name, place and stead, in any and all capacities, to sign the aforementioned Registration Statement (and any and all amendments thereto, including post-effective amendments) and to file the same, with all exhibits thereto, and other documents in connection therewith, with the Securities and Exchange Commission, granting unto said attorneys-in-fact and agents full power and authority to do and perform each and every act and thing requisite and necessary to be done in and about the premises, as fully as to all intents and purposes he or she might or could do in person, hereby ratifying and confirming all that said attorneys-in-fact and agents, or their substitutes, may lawfully do and cause to be done by virtue hereof.
     IN WITNESS WHEREOF, the undersigned has hereunto set his or her hand this 18 day of February, 2010.

/s/ Patricia E. Yarrington

POWER OF ATTORNEY
     WHEREAS, Chevron Corporation, a Delaware corporation (the “Corporation”), contemplates filing with the Securities and Exchange Commission in Washington, D.C., under the provisions of the Securities Act of 1933, as amended, and the regulations promulgated thereunder, a Registration Statement on Form S-3 (and any and all amendments thereto, including post-effective amendments);
     WHEREAS, the undersigned is an officer or director of the Corporation;
     NOW, THEREFORE, the undersigned hereby constitutes and appoints LYDIA I. BEEBE, CHRISTOPHER A. BUTNER, PATRICIA L. TAI, WALKER C. TAYLOR, or any of them, his or her attorneys-in-fact and agents, with full power of substitution and resubstitution, for such person and in his or her name, place and stead, in any and all capacities, to sign the aforementioned document (and any and all amendments thereto) and to file the same, with any exhibits thereto, and other documents in connection therewith, with the Securities and Exchange Commission, granting unto said attorneys-in-fact and agents full power and authority to do and perform each and every act and thing requisite and necessary to be done in and about the premises, as fully as to all intents and purposes he or she might or could do in person, hereby ratifying and confirming all that said attorneys-in-fact and agents, or their substitutes, may lawfully do and cause to be done by virtue hereof.
     IN WITNESS WHEREOF, the undersigned has hereunto set his or her hand this 19 day of February, 2010.

/s/ Mark A. Humphrey

POWER OF ATTORNEY
     WHEREAS, Chevron Corporation, a Delaware corporation (the “Corporation”), contemplates filing with the Securities and Exchange Commission in Washington, D.C., under the provisions of the Securities Act of 1933, as amended, and the regulations promulgated thereunder, a Registration Statement on Form S-3 (and any and all amendments thereto, including post-effective amendments);
     WHEREAS, the undersigned is an officer or director of the Corporation;
     NOW, THEREFORE, the undersigned hereby constitutes and appoints LYDIA I. BEEBE, CHRISTOPHER A. BUTNER, PATRICIA L. TAI, WALKER C. TAYLOR, or any of them, his or her attorneys-in-fact and agents, with full power of substitution and resubstitution, for such person and in his or her name, place and stead, in any and all capacities, to sign the aforementioned document (and any and all amendments thereto) and to file the same, with any exhibits thereto, and other documents in connection therewith, with the Securities and Exchange Commission, granting unto said attorneys-in-fact and agents full power and authority to do and perform each and every act and thing requisite and necessary to be done in and about the premises, as fully as to all intents and purposes he or she might or could do in person, hereby ratifying and confirming all that said attorneys-in-fact and agents, or their substitutes, may lawfully do and cause to be done by virtue hereof.
     IN WITNESS WHEREOF, the undersigned has hereunto set his or her hand this 19 day of February, 2010.

/s/ Samuel H. Armacost

POWER OF ATTORNEY
     WHEREAS, Chevron Corporation, a Delaware corporation (the “Corporation”), contemplates filing with the Securities and Exchange Commission in Washington, D.C., under the provisions of the Securities Act of 1933, as amended, and the regulations, promulgated thereunder, a Registration Statement on Form S-3 (and any and all amendments thereto, including post-effective amendments);
     WHEREAS, the undersigned is an officer or director of the Corporation;
     NOW, THEREFORE, the undersigned hereby constitutes and appoints LYDIA I. BEEBE, CHRISTOPHER A. BUTNER, KARI H. ENDRIES, and PATRICIA L. TAI, or any of them, his or her attorneys-in-fact and agents, with full power of substitution and resubstitution, for such person and in his or her name, place and stead, in any and all capacities, to sign the aforementioned document (and any and all amendments thereto) and to file the same, with any exhibits thereto, and other documents in connection therewith, with the Securities and Exchange Commission, granting unto said attorneys-in-fact and agents full power and authority to do and perform each and every act and thing requisite and necessary to be done in and about the premises, as fully as to all intents and purposes he or she might or could do in person, hereby ratifying and confirming all that said attorneys-in-fact and agents, or their substitutes, may lawfully do and cause to be done by virtue hereof.
     IN WITNESS WHEREOF, the undersigned has hereunto set his or her hand this 19 day of February, 2010.

/s/ Linnet F. Deily

POWER OF ATTORNEY
     WHEREAS, Chevron Corporation, a Delaware corporation (the “Corporation”), contemplates filing with the Securities and Exchange Commission in Washington, D.C., under the provisions of the Securities Act of 1933, as amended, and the regulations promulgated thereunder, a Registration Statement on Form S-3 (and any and all amendments thereto, including post-effective amendments);
     WHEREAS, the undersigned is an officer or director of the Corporation;
     NOW, THEREFORE, the undersigned hereby constitutes and appoints LYDIA I. BEEBE, CHRISTOPHER A. BUTNER, PATRICIA L. TAI, WALKER C. TAYLOR, or any of them, his or her attorneys-in-fact and agents, with full power of substitution and resubstitution, for such person and in his or her name, place and stead, in any and all capacities, to sign the aforementioned document (and any and all amendments thereto) and to file the same, with any exhibits thereto, and other documents in connection therewith, with the Securities and Exchange Commission, granting unto said attorneys-in-fact and agents full power and authority to do and perform each and every act and thing requisite and necessary to be done in and about the premises, as fully as to all intents and purposes he or she might or could do in person, hereby ratifying and confirming all that said attorneys-in-fact and agents, or their substitutes, may lawfully do and cause to be done by virtue hereof.
     IN WITNESS WHEREOF, the undersigned has hereunto set his or her hand this 19 day of February, 2010.

/s/ Robert E. Denham

POWER OF ATTORNEY
     WHEREAS, Chevron Corporation, a Delaware corporation (the “Corporation”), contemplates filing with the Securities and Exchange Commission in Washington, D.C., under the provisions of the Securities Act of 1933, as amended, and the regulations promulgated thereunder, a Registration Statement on Form S-3 (and any and all amendments thereto, including post-effective amendments);
     WHEREAS, the undersigned is an officer or director of the Corporation;
     NOW, THEREFORE, the undersigned hereby constitutes and appoints LYDIA I. BEEBE, CHRISTOPHER A. BUTNER, PATRICIA L. TAI, WALKER C. TAYLOR, or any of them, his or her attorneys-in-fact and agents, with full power of substitution and resubstitution, for such person and in his or her name, place and stead, in any and all capacities, to sign the aforementioned document (and any and all amendments thereto) and to file the same, with any exhibits thereto, and other documents in connection therewith, with the Securities and Exchange Commission, granting unto said attorneys-in-fact and agents full power and authority to do and perform each and every act and thing requisite and necessary to be done in and about the premises, as fully as to all intents and purposes he or she might or could do in person, hereby ratifying and confirming all that said attorneys-in-fact and agents, or their substitutes, may lawfully do and cause to be done by virtue hereof.
     IN WITNESS WHEREOF, the undersigned has hereunto set his or her hand this 19 day of February, 2010.

/s/ Robert J. Eaton

POWER OF ATTORNEY
     WHEREAS, Chevron Corporation, a Delaware corporation (the “Corporation”), contemplates filing with the Securities and Exchange Commission in Washington, D.C., under the provisions of the Securities Act of 1933, as amended, and the regulations promulgated thereunder, a Registration Statement on Form S-3 (and any and all amendments thereto, including post-effective amendments);
     WHEREAS, the undersigned is an officer or director of the Corporation;
     NOW, THEREFORE, the undersigned hereby constitutes and appoints LYDIA I. BEEBE. CHRISTOPHER A. BUTNER, KARI H. ENDRIES, and PATRICIA L. TAI, or any of them, his or her attorneys-in-fact and agents, with full power of substitution and resubstitution, for such person and in his or her name, place and stead, in any and all capacities, to sign the aforementioned document (and any and all amendments thereto) and to file the same, with any exhibits thereto, and other documents in connection therewith, with the Securities and Exchange Commission, granting unto said attorneys-in-fact and agents full power and authority to do and perform each and every act and thing requisite and necessary to be done in and about the premises, as fully as to all intents and purposes he or she might or could do in person, hereby ratifying and confirming all that said attorneys-in-fact and agents, or their substitutes, may lawfully do and cause to be done by virtue hereof.
     IN WITNESS WHEREOF, the undersigned has hereunto set his or her hand this 19 day of February, 2010.

/s/ Enrigue Hernandez Jr.

POWER OF ATTORNEY
     WHEREAS, Chevron Corporation, a Delaware corporation (the “Corporation”), contemplates filing with the Securities and Exchange Commission in Washington, D.C., under the provisions of the Securities Act of 1933, as amended, and the regulations promulgated thereunder, a Registration Statement on Form S-3 (and any and all amendments thereto, including post-effective amendments);
     WHEREAS, the undersigned is an officer or director of the Corporation;
     NOW, THEREFORE, the undersigned hereby constitutes and appoints LYDIA I. BEEBE. CHRISTOPHER A. BUTNER. PATRICIA L. TAI, WALKER C. TAYLOR, or any of them, his or her attorneys-in-fact and agents, with full power of substitution and resubstitution, for such person and in his or her name, place and stead, in any and all capacities, to sign the aforementioned document (and any and all amendments thereto) and to file the same, with any exhibits thereto, and other documents in connection therewith, with the Securities and Exchange Commission, granting unto said attorneys-in-fact and agents full power and authority to do and perform each and every act and thing requisite and necessary to be done in and about the premises, as fully as to all intents and purposes he or she might or could do in person, hereby ratifying and confirming all that said attorneys-in-fact and agents, or their substitutes, may lawfully do and cause to be done by virtue hereof.
     IN WITNESS WHEREOF, the undersigned has hereunto set his or her hand this 19 day of February, 2010.

/s/ Franklyn G. Jenifer

POWER OF ATTORNEY
     WHEREAS, Chevron Corporation, a Delaware corporation (the “Corporation”), contemplates filing with the Securities and Exchange Commission in Washington, D.C., under the provisions of the Securities Act of 1933, as amended, and the regulations promulgated thereunder, a Registration Statement on Form S-3 (and any and all amendments thereto, including post-effective amendments);
     WHEREAS, the undersigned is an officer or director of the Corporation;
     NOW, THEREFORE, the undersigned hereby constitutes and appoints LYDIA I. BEEBE, CHRISTOPHER A. BUTNER, PATRICIA L. TAI, WALKER C. TAYLOR, or any of them, his or her attorneys-in-fact and agents, with full power of substitution and resubstitution, for such person and in his or her name, place and stead, in any and all capacities, to sign the aforementioned document (and any and all amendments thereto) and to file the same, with any exhibits thereto, and other documents in connection therewith, with the Securities and Exchange Commission, granting unto said attorneys-in-fact and agents full power and authority to do and perform each and every act and thing requisite and necessary to be done in and about the premises, as fully as to all intents and purposes he or she might or could do in person, hereby ratifying and confirming all that said attorneys-in-fact and agents, or their substitutes, may lawfully do and cause to be done by virtue hereof.
     IN WITNESS WHEREOF, the undersigned has hereunto set his or her hand this 19 day of February, 2010.

/s/ Sam Nunn

POWER OF ATTORNEY
     WHEREAS, Chevron Corporation, a Delaware corporation (the “Corporation”), contemplates filing with the Securities and Exchange Commission in Washington, D.C., under the provisions of the Securities Act of 1933, as amended, and the regulations, promulgated thereunder, a Registration Statement on Form S-3 (and any and all amendments thereto, including post-effective amendments);
     WHEREAS, the undersigned is an officer or director of the Corporation;
     NOW, THEREFORE, the undersigned hereby constitutes and appoints LYDIA I. BEEBE, CHRISTOPHER A. BUTNER, KARI H. ENDRIES, and PATRICIA L. TAI, or any of them, his or her attorneys-in-fact and agents, with full power of substitution and resubstitution, for such person and in his or her name, place and stead, in any and all capacities, to sign the aforementioned document (and any and all amendments thereto) and to file the same, with any exhibits thereto, and other documents in connection therewith, with the Securities and Exchange Commission, granting unto said attorneys-in-fact and agents full power and authority to do and perform each and every act and thing requisite and necessary to be done in and about the premises, as fully as to all intents and purposes he or she might or could do in person, hereby ratifying and confirming all that said attorneys-in-fact and agents, or their substitutes, may lawfully do and cause to be done by virtue hereof.
     IN WITNESS WHEREOF, the undersigned has hereunto set his or her hand this 19 day of February, 2010.

/s/ Donald B. Rice

POWER OF ATTORNEY
     WHEREAS, Chevron Corporation, a Delaware corporation (the “Corporation”), contemplates filing with the Securities and Exchange Commission in Washington, D.C., under the provisions of the Securities Act of 1933, as amended, and the regulations, promulgated thereunder, a Registration Statement on Form S-3 (and any and all amendments thereto, including post-effective amendments);
     WHEREAS, the undersigned is an officer or director of the Corporation;
     NOW, THEREFORE, the undersigned hereby constitutes and appoints LYDIA I. BEEBE, CHRISTOPHER A. BUTNER, KARI H. ENDRIES, and PATRICIA L. TAI, or any of them, his or her attorneys-in-fact and agents, with full power of substitution and resubstitution, for such person and in his or her name, place and stead, in any and all capacities, to sign the aforementioned document (and any and all amendments thereto) and to file the same, with any exhibits thereto, and other documents in connection therewith, with the Securities and Exchange Commission, granting unto said attorneys-in-fact and agents full power and authority to do and perform each and every act and thing requisite and necessary to be done in and about the premises, as fully as to all intents and purposes he or she might or could do in person, hereby ratifying and confirming all that said attorneys-in-fact and agents, or their substitutes, may lawfully do and cause to be done by virtue hereof.
     IN WITNESS WHEREOF, the undersigned has hereunto set his or her hand this 19 day of February, 2010.

/s/ Kevin W. Sharer

POWER OF ATTORNEY
     WHEREAS, Chevron Corporation, a Delaware corporation (the “Corporation”), contemplates filing with the Securities and Exchange Commission in Washington, D.C., under the provisions of the Securities Act of 1933, as amended, and the regulations promulgated thereunder, a Registration Statement on Form S-3 (and any and all amendments thereto, including post-effective amendments);
     WHEREAS, the undersigned is an officer or director of the Corporation;
     NOW, THEREFORE, the undersigned hereby constitutes and appoints LYDIA I. BEEBE, CHRISTOPHER A. BUTNER, PATRICIA L. TAI, WALKER C. TAYLOR, or any of them, his or her attorneys-in-fact and agents, with full power of substitution and resubstitution, for such person and in his or her name, place and stead, in any and all capacities, to sign the aforementioned document (and any and all amendments thereto) and to file the same, with any exhibits thereto, and other documents in connection therewith, with the Securities and Exchange Commission, granting unto said attorneys-in-fact and agents full power and authority to do and perform each and every act and thing requisite and necessary to be done in and about the premises, as fully as to all intents and purposes he or she might or could do in person, hereby ratifying and confirming all that said attorneys-in-fact and agents, or their substitutes, may lawfully do and cause to be done by virtue hereof.
     IN WITNESS WHEREOF, the undersigned has hereunto set his or her hand this 19 day of February, 2010.

/s/ Charles R. Shoemate

POWER OF ATTORNEY
     WHEREAS, Chevron Corporation, a Delaware corporation (the “Corporation”), contemplates filing with the Securities and Exchange Commission in Washington, D.C., under the provisions of the Securities Act of 1933, as amended, and the regulations promulgated thereunder, a Registration Statement on Form S-3 (and any and all amendments thereto, including post-effective amendments);
     WHEREAS, the undersigned is an officer or director of the Corporation;
     NOW, THEREFORE, the undersigned hereby constitutes and appoints LYDIA I. BEEBE, CHRISTOPHER A. BUTNER, PATRICIA L. TAI, WALKER C. TAYLOR, or any of them, his or her attorneys-in-fact and agents, with full power of substitution and resubstitution, for such person and in his or her name, place and stead, in any and all capacities, to sign the aforementioned document (and any and all amendments thereto) and to file the same, with any exhibits thereto, and other documents in connection therewith, with the Securities and Exchange Commission, granting unto said attorneys-in-fact and agents full power and authority to do and perform each and every act and thing requisite and necessary to be done in and about the premises, as fully as to all intents and purposes he or she might or could do in person, hereby ratifying and confirming all that said attorneys-in-fact and agents, or their substitutes, may lawfully do and cause to be done by virtue hereof.
     IN WITNESS WHEREOF, the undersigned has hereunto set his or her hand this 19 day of February, 2010.

/s/ Ronald D. Sugar

POWER OF ATTORNEY
     WHEREAS, Chevron Corporation, a Delaware corporation (the “Corporation”), contemplates filing with the Securities and Exchange Commission in Washington, D.C., under the provisions of the Securities Act of 1933, as amended, and the regulations promulgated thereunder, a Registration Statement on Form S-3 (and any and all amendments thereto, including post-effective amendments);
     WHEREAS, the undersigned is an officer or director of the Corporation;
     NOW, THEREFORE, the undersigned hereby constitutes and appoints LYDIA I. BEEBE, CHRISTOPHER A. BUTNER, PATRICIA L. TAI, WALKER C. TAYLOR, or any of them, his or her attorneys-in-fact and agents, with full power of substitution and resubstitution, for such person and in his or her name, place and stead, in any and all capacities, to sign the aforementioned document (and any and all amendments thereto) and to file the same, with any exhibits thereto, and other documents in connection therewith, with the Securities and Exchange Commission, granting unto said attorneys-in-fact and agents full power and authority to do and perform each and every act and thing requisite and necessary to be done in and about the premises, as fully as to all intents and purposes he or she might or could do in person, hereby ratifying and confirming all that said attorneys-in-fact and agents, or their substitutes, may lawfully do and cause to be done by virtue hereof.
     IN WITNESS WHEREOF, the undersigned has hereunto set his or her hand this 19 day of February, 2010.

/s/ Carl Ware